SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2006

                     FIRST FEDERAL FINANCIAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

           Federal                        000-50820               37-1413556
  --------------------------        ----------------------      ---------------
(State or Other Jurisdiction)       (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      dentification No.)


300 St. Louis Street, Edwardsville, Illinois                       62025
--------------------------------------------                       -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (618) 656-6200
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

     On February 3, 2006, First Federal Financial Services, Inc. (the "Registrant"), the holding company of First Federal Savings & Loan Association of Edwardsville, a federal savings and loan association located in Edwardsville, Illinois, entered into a definitive merger agreement to acquire (the "Acquisition") Clover Leaf Financial Corp., the holding company of Clover Leaf Bank, an Illinois state bank located in Edwardsville, Illinois (collectively, "Clover Leaf"). The completion of the Acquisition is contingent upon the successful completion of the second step conversion and stock offering (the "Conversion") of First Federal Financial Services, MHC, the Registrant's mutual holding company parent (the "MHC").

     Under the terms of the merger agreement, at the effective time of the Acquisition, Clover Leaf will merge with and into First Clover Leaf Financial Corp. ("First Clover Leaf"), a new Maryland corporation which is being formed as the successor to the Registrant in connection with the Conversion. Under the terms of the merger agreement, the merger consideration for Clover Leaf stockholders will be based on the final outcome of the Conversion. If the Conversion closes at the minimum of the valuation range, Clover Leaf stockholders will receive a combination of First Clover Leaf stock and cash valued at $40 per share. If the Conversion closes at the maximum of the valuation range, Clover Leaf stockholders will receive a combination of First Clover Leaf stock and cash valued at $42 per share. If the Conversion closes at the adjusted maximum of the valuation range, Clover Leaf stockholders will receive a combination of First Clover Leaf stock and cash valued at $43 per share. Between the minimum and the maximum of the valuation range, and between the maximum and adjusted maximum of the valuation range, the value of the merger consideration for Clover Leaf stockholders will be prorated. In exchange for their shares, stockholders of Clover Leaf will have the right to elect either all First Clover Leaf stock, all cash, or a combination of First Clover Leaf stock and cash, provided that, in the aggregate, 70% of the Clover Leaf shares are exchanged for First Clover Leaf stock and 30% are exchanged for cash.

     In connection with the execution of the merger agreement, each director of Clover Leaf entered into a Voting Agreement with the Registrant pursuant to which each such director is required to vote shares of Clover Leaf common stock owned by such director in favor of the Acquisition at a special stockholders meeting that will be held for the purpose of voting on the approval of the Acquisition.

     The transaction is subject to certain conditions, including the receipt of required regulatory approvals and approval by the stockholders of Clover Leaf and the Registrant, as well as approval of the Conversion by the members of the MHC and the stockholders of the Registrant. The transaction is expected to close early in the third quarter of 2006. The Acquisition is to occur immediately after, and is contingent upon, the consummation of the Conversion.

     A copy of the Merger Agreement is filed as Exhibit 2.1 to this Report. A press release relating to the Acquisition was filed as an exhibit to a Form 8-K that was filed on February 6, 2006.

     A press release issued by the Registrant on February 7, 2006 correcting certain stated earnings multiples cited in the Registrant's press release issued on February 3, 2006 is filed as Exhibit 99.1 to this Report.

     The Registrant will provide the required pro forma financial statements in a Current Report on Form 8-K at a later date.

     The Acquisition will be submitted to stockholders of the Registrant and Clover Leaf for their consideration. First Clover Leaf will file a registration statement, and the Registrant and Clover Leaf will file a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). Stockholders are urged to read the registration statement and the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Registrant and Clover Leaf, at the SEC's Internet site (http://www.sec.gov).

     Copies of the joint proxy statement/prospectus can be obtained, when available and without charge, by directing a request to First Federal Financial Services, Inc., Investor Relations, Donald Engelke, 300 St. Louis Street, Edwardsville, IL 62025, 618-656-6200 or to Clover Leaf, Dennis Terry, President & CEO, 6814 Goshen Road, Edwardsville, IL 62025, 618-656-6122.

     The Registrant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Registrant's stockholders in connection with the Acquisition. Information about the Registrant directors and executive officers and their ownership of the Registrant common stock is set forth in the proxy statement, dated March 17, 2005 for the Registrant's annual meeting of stockholders held on April 21, 2005, as filed with the SEC on a
Schedule 14A. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

     Clover Leaf and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Clover Leaf in connection with the Acquisition. Information about the directors and executive officers of Clover Leaf and their ownership of Clover Leaf common stock is set forth in the proxy statement, dated May 27, 2005 for Clover Leaf's annual meeting of stockholders held on June 28, 2005, and available from the company by writing Dennis Terry at the above address. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

(a) Financial Statements of Businesses Acquired. Not Applicable.

(b) Pro Forma Financial Information.             Not Applicable.

(c) Shell Company Transaction.                   Not applicable.

(d) Exhibits.

            Exhibit No.      Description
            ----------       -----------

               2.1 Agreement and Plan of Reorganization by and between First Federal Financial Services, MHC, First Federal Financial Services, Inc., First Clover Leaf Financial Corp., First Federal Savings & Loan Association of Edwardsville and Clover Leaf Financial Corp. and Clover Leaf Bank

               99.1          Press Release dated February 7, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FIRST FEDERAL FINANCIAL SERVICES, INC.



DATE:  February 9, 2006           By: /s/ Donald Engelke
                                     -----------------------------------
                                     Donald Engelke
                                     Senior Vice President and Principal
                                     Financial and Accounting Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Report:

            Exhibit No.      Description
            ----------       -----------

               2.1 Agreement and Plan of Reorganization by and between First Federal Financial Services, MHC, First Federal Financial Services, Inc., First Clover Leaf Financial Corp., First Federal Savings & Loan Association of Edwardsville and Clover Leaf Financial Corp. and Clover Leaf Bank

               99.1          Press Release dated February 7, 2006